
HARKEN

Presentation to the Shareholders of Harken Energy Corporation

June 22, 2001

World Oil Discoveries vs. Production



Crude Oil Discoveries and Production
Global production outstrips reserve growth 5 to 1.
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Millions of Barrels
1914
1924
1934
1944
1954
1964
1974
1984
1994
West
Eastern Europe, Asia, FSU
Middle East

Source: United States Geological Survey

HARKEN

The “OPEC Era” additional demand has been met by excess capacity already produced by “turning the valve”……When this excess producing capacity is gone, increased demand will need to be met by “the drill bit”.

OPEC Production Availability



Surplus
Deficit
OPEC Surplus or Deficit (MMBOPD)
20
15
10
5
0
-5
1974
1977
1980
1983
1986
1989
1992
1995
1998
2001e
2004e

Source: International Energy Agency, August, 1999

HARKEN

Capital Requirements to Add Productive Capacity Through the "Drill Bit"


HARKEN

- Exxon expects to spend $15,000 to create one barrel per day of capacity.
- Supply depletion removes 5MMBOPD of capacity each year.
- Demand growth creates 2MMBOPD of additional capacity requirements each year.
- Annual expenditures of $105 billion are required to create necessary production capacity each year for oil (does not include gas expenditures).
- The industry spent 30 billion dollars in 1999 and has only slowly increased capital expenditures in 2000 and 2001.

Other Factors


HARKEN

- **Increasing Demand**
  - Computers and the Internet are rapidly increasing demand for electrical power.
  - North American energy imports are increasing dramatically.
- **Shrinking pool of experienced workers.**
- **Drilling Rigs, Refineries and Tankers are all at maximum capacity.**

Reasons Energy Stocks Will Increase in Value


HARKEN

- **Asset and Commodity Scarcity**
- **Strong Balance Sheets**
- **Strong Cash Flows**


HARKEN

Harken’s Story


HARKEN

Harken's Secure Strategy

Conservatively growing domestic gas reserves and cash flows while exposing shareholders to world class exploration and exploitation potential.

Harken's Domestic History

Harken Domestic Operations

▪Total Well Count	518
▪% of Wells Operated	78%


Utah
Colorado
Kansas
Arizona
Oklahoma
Arkansas
Texas
Louisiana
Mississippi
YELLOWHOUSE
XPLOR
XPLOR
XPLOR
XPLOR
XPLOR
XPLOR
CORPORATE OFFICES
OPERATED PROPERTIES
NON-OPERATED PROPERTIES

Pre-Tax Domestic Oil and Gas Reserves

(December 31, 2000)


Texas
Panhandle
PV10 $66.2MM
ArkLaTex
PV10 $7.5MM
S.E. New Mexico
PV10 $4.8MM
W. Texas
PV10 $22.8MM
TX & LA Gulf Coasts
PV10 $219.4MM

HARKEN

Domestic Operations Performance



Oil and Gas Revenue
($M)
($M)
35000
30000
25000
20000
15000
10000
5000
0
1998
1999
2000



Oil & Gas Production
(MBOE)
(MBOE)
1400
1200
1000
800
600
400
200
0
1998
1999
2000

HARKEN

Domestic Resource Base


Present Value and
Future Net Revenue of
Proved Reserves
600000
500000
400000
300000
200000
100000
0
($ Thousands)
1998
1999
2000
Present Value
Future Net Revenue

HARKEN

Harken's Domestic Property Rationalization

- Objectives
  - "Harvest" during period of historically high commodity prices.
  - Eliminate high operating cost properties.
  - Focus on Core Areas of the Gulf Coast.
- Results
  - Thirteen property sales closed between October 2000 and May 2001.
  - Total of 1,653,000 BOE sold for $13,508,000.
  - Average sales price was $5.03 per BOE.


HARKEN

Harken's
Domestic Potential

Harken Major Prospect Areas


New Mexico
Oklahoma
Arkansas
Texas
Alabama
Florida
HARKEN
ENERGY

HARKEN

Harken Domestic Exploration
Prospect Inventory

Harken's resource base includes prospects to be drilled over the next two years with excellent potential.

Prospect	Potential (Net BCF)
Lake Raccourci	50-100
Old Ocean	30-60
Mississippi Salt Domes	90-120
Lapeyrouse	15-30
Rayburn	20-30
Total	**205-340**

Harken's Domestic Business Summary

- Excellent trends in reserve, production and revenue growth.
- Top quartile finding costs.
- Cash flow positive and profitable.
- Two years of excellent potential through prospect inventory.
- Cohesive management team capable of building domestic asset base through both the drill bit and acquisitions.

Harken Value Creation-Domestic Assets

IV. Production

- Harken produced over 1.2 million barrels of oil equivalent in 2000.

III. Resource Base

- Over $500 million of projected future net revenue.

II. Prospective Acreage

- Diverse prospect inventory with 200+ BCF potential.

I. Intellectual Capital

- Experienced technical team.
- Growth "ideas" in focus area.

Value Realization

Time


HARKEN

Harken's
Latin American
Opportunity

Development of South American Resources to Supply North American Demand



HARKEN

Western Hemisphere Exploration

- U.S. geologic basins have been heavily explored, are highly competitive and have predictable but, limited future exploration potential.

- Latin America's geologic basins are underexplored and are less competitive but offer huge future exploration and exploitation potential.


Oil and Gas Basins

Undiscovered Oil (Excluding U.S.) Postulated, USGS World Assessment



Billion Bbls Oil (RM)
250
200
150
100
50
0
Middle East & North Africa
Latin America
Former Soviet Union
Sub-Saharan Africa & Antarctic
Canada & Greenland
Asia Pacific
Europe
South Asia

HARKEN

Worldwide Finding and Development Costs
(1995-1999)



8
6
4
2
0
$/BOE
Latin America
Asia/Pacific
Africa/M.E.
Canada
Europe
United States

Source: John S. Herold

North American vs. South American Remaining Years of Reserve Life at Current Consumption Rates



100
80
60
40
20
0
YEARS
6.4
67.7
9.1
74
Oil Reserve Life
Gas Reserve Life
North America
South America

Source: *Year 2000 International Petroleum Encyclopedia*

HARKEN

Harken Focus in High Potential Areas



Tampico Basin
1 Field
2.7BBOE
Sureste Basin
5 Fields
28.5BBOE
Maracaibo Basin
9 fields
43.1BBOE
East Venezuela Basin
4 Fields
17.5BBOE
Harken's Costa Rica Acreage
Harken's Colombian Acreage
Cano Limon
1.1BBOE
Shushufindi
1.6BBOE
Harken's Peruvian Acreage
Cusiana
2.3BBOE

Billion Plus Barrel Fields of Latin America Owned and Operated by Others

Harken's Latin American Competitive Advantage


HARKEN

- **Ahead of the Curve**
  - Accepting political risk
  - Applying new technology
- **Fully developed outsource network**
  - Consultants in different countries
  - Global Ventures in Houston
- **Hard Earned and Costly Experience**
  - Contract Compliance
  - Operations in hostile environments
  - Environmental Compliance
- **Reputation as Honorable**

Optimize Value of International Assets

- Abandon past philosophy of owning 100%.
- Diversify by country.
- Reduce high risk capital commitments.
- Outsource production operations.
- Investigate better venue for international assets.


HARKEN

Harken's
Track Record

Harken's Financial and Operating Performance


Net Asset Value
Millions of Dollars
2000


Daily Production
2000
Oil
Gas (BOE)


EBITDA
Millions $'s
2000


Proved Reserves
Millions of BOE
1994
1995
1996
1997
1998
1999
2000
Pre-tax Discounted Future Net Cash Flows
Pre-tax Undiscounted Future Net Cash Flows

HARKEN

Six Year NAV Growth

December 31,	*1994*	*2000*
Working Capital	$1.7	$15.3
Long-term Obligations	($1.9)	($84.8)
PV10 of Proved Reserves	$11.7	$264.7
Net Asset Value	$11.5	$195.2
Avg. Shares Outstanding	6.0	16.9
NAV per Share	$1.92	$11.55
	Cumulative % Increase	Annual % Increase
NAV per Share Growth	602%	35%

Harken's NAV per share has grown 35% annually during the last 6 years.

In millions, except per share amounts and percentages, utilizing retroactively adjusted post reverse stock split outstanding shares

Investment Considerations



- **Industry:** Fundamentals are strong
- **Net Asset Value:** Grown 35% annually on average during the last 6 years
- **Upside:** Inventory in excess of 9 million gross acres with world class exploration and exploitation potential plus domestic prospects of over 200 BCF of possible gas reserves
- **Financial Posture:** Conservative Balance Sheet and increasing cash flows

HARKEN

The Opportunity



- Petroleum Industry about to cycle back into favor
- Harken has sound value in excess of market price
- History shows market periodically gives great value for international prospectivity (twice in Harken's history stock price has skyrocketed)

  It can happen again!


HARKEN

Will Harken Attract Investors?

"What the Market wants Today"


HARKEN

- Profitability, cash flow, production
- Large capitalization stocks
- Understandable, focused, business plan
- Modest interest in Energy…primarily "power" companies…E and P stocks represent only .36% of S & P 1500
- Obvious capital to execute the business plan
- Domestic assets
- Good track record of drilling success…good finding cost history
- Natural gas

What the Market Doesn't Want


HARKEN

- Small Capitalization stocks
- International Prospectivity
- Colombia
- High debt level

"The Rest of the Story"


HARKEN

…Harken trades at discounts to its NAV as opposed to its history of trading at significant premiums to its NAV…

…The Investment community has grown weary of the old Harken story…

…They worry about Colombia…Security issues…high costs…expensive dry holes…

…They worry about the convertible debt "overhang" and future dilution…ability to service debt…

…They have received mixed signals on Harken's strategy…good prospects but no partners…international or domestic…

Restructuring Plan

Implement and communicate a new strategy focusing on domestic reserves and a reduced international program. Significantly cut overhead and expenses while restructuring the balance sheet through staged reductions in convertible debt.

HARKEN

Focus on Domestic Reserves


HARKEN

- Current Status
  - Domestic track record is excellent
  - Two year prospect inventory to develop
- Action Objectives
  - Identify core areas and build up presence (likely core areas are the onshore Gulf Coast and transition zone)
  - Adopt a disciplined acquire and exploit strategy
  - Move aggressively to increase cash flow and earnings in the near term through “bite-size” property acquisitions
  - Promote Harken’s new domestic focus and its historical track record to Wall Street

Restructure the International Program


HARKEN

▪Current Status

- ▪Stock market is weary of "Harken's Colombian exploration".

- ▪Policy of retaining 100% interest is beyond the technical and financial capability of the Company.

- ▪Limited cash flow from international assets and a leveraged balance sheet does not fit with high cost international exploration with long lead times.

- ▪Costa Rican and Peruvian blocks have significant long term upside but offer little cash flow potential for at least five years.

▪Action Objective

- ▪Move the international assets to a "friendlier" market.

- ▪Modify Harken's role with regard to international assets to that of a reduced cost, non-operated, portfolio investment.

Cut Costs


HARKEN

- Current Status
  - Steps have been taken to reduce overhead in connection with property sales.
  - Overhead remains in excess of industry comparables largely due to the international business.

- Action Objectives
  - Reduce cost structure to levels comparable to competitors where real profits and increased cash flow can be delivered.
  - Sell high cost properties, concentrate asset base in core areas for cost synergies.
  - Eliminate International overhead and expenses through “divestiture” of asset base.

Clean up the Balance Sheet


HARKEN

- Current Status:
  - The Company has retired convertible debt over the past year at discounts approximating 50%.
  - The Company has exchanged convertible debt at a discount for both common and preferred equity over the past year.
- Action Objectives:
  - Continue the above…positive benefits to balance sheet, income statement and ROI.
  - Engineer (financially) the elimination of the convertible debt through continued purchases, exchanges and as part of the international asset base “divestiture”.
  - Attract growth capital.